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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                               September 21, 2001
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           0-21878                                  04-3081657
 (Commission File Number)             (I.R.S. Employer Identification No.)


                    101 EDGEWATER DRIVE, WAKEFIELD, MA 01880
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (781) 876-5800
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

On September 21, 2001 the registrant issued a press release, attached hereto as
EXHIBIT 99.2, in connection with the reduction in force implemented by its subsidiary Simon Marketing, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT 99.1: Amended Cautionary Statement For Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

EXHIBIT 99.2:  Press Release

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                        SIMON WORLDWIDE, INC.


Date:  September 21, 2001               By: /s/ Allan I. Brown
                                           --------------------------------
                                           Allan I. Brown
                                           Chief Executive Officer